Inventories	12 Months Ended
Dec. 31, 2020
Inventories [abstract]
Disclosure of inventories [text block]

14 Inventories

	At 31 December
(in USD million)	2020	2019

Crude oil	2,022	2,137
Petroleum products	443	572
Natural gas	229	277
Other	390	377

Inventories	3,084	3,363

Other inventory consists mainly of drilling and well equipment.

The write-down of inventories from cost to net realisable value amounted to an expense of USD 58 million and USD 147 million in 2020 and 2019, respectively.